UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2015

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UMH Properties, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	001-12690	22-1890929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Juniper Business Plaza, Suite 3-C 3499 Route 9 North Freehold, New Jersey (Address of principal executive offices)	07728 (Zip Code)

Registrant's telephone number, including area code: (732) 577-9997

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On October 15, 2015, UMH Properties, Inc. (the “Company”) entered into purchase agreements with certain institutional investors pursuant to which the Company agreed to sell a total of 1,801,200 shares of its newly created 8.0% Series B Cumulative Redeemable Preferred Stock, par value $0.10 per share, with a liquidation preference of $25.00 per share (the “Series B Preferred Stock”), in a registered direct placement at a purchase price of $25.00 per share.  The Company’s total net proceeds from the offering, after deducting the placement agent’s fee and other estimated offering expenses, is expected to be approximately $43.3 million.  The offering is expected to close on or about October 20, 2015, subject to satisfaction of customary closing conditions.  The Company intends to use the net proceeds from the offering to purchase additional properties in the ordinary course of business and for general corporate purposes, including possible repayment of indebtedness on a short-term basis.

 In connection with the offering, the Company entered into a placement agent agreement dated October 15, 2015 with CSCA Capital Advisors, LLC (“CSCA”) pursuant to which CSCA agreed to act as the Company’s placement agent.  As placement agent, CSCA will receive a placement agent fee equal to 3-1/8% of the gross proceeds from the offering, plus certain expenses.  In the ordinary course of business, CSCA and/or its affiliates have engaged, and may in the future engage, in financial advisory, investment banking and other transactions with the Company for which customary compensation has been, and will be, paid.

 The shares of Series B Preferred Stock are being offered and sold pursuant to the Company’s prospectus supplement dated October 15, 2015 (the “Prospectus Supplement”) which supplements the Company’s prospectus filed with the Securities and Exchange Commission (the “SEC”) pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-186084), filed with the SEC on January 18, 2013, as amended by Amendment No. 1 thereto filed with the SEC on February 13, 2013, and declared effective on February 15, 2013 (the “Registration Statement”).  The Series B Preferred Stock will rank on a parity with the Company’s outstanding 8.25% Series A Cumulative Redeemable Preferred Stock, par value $0.10 per share (the “Series A Preferred Stock”), of which 3,663,800 shares are currently outstanding, with respect to dividend rights and rights upon liquidation, dissolution or winding up.  The Series B Preferred Stock is described in the Company’s Registration Statement and the Prospectus Supplement.

 The foregoing summaries of the terms of the purchase agreements and placement agent agreement are only a brief description of certain terms therein, do not purport to be a complete description of the rights and obligations of the parties thereunder, and are qualified in their entirety by such documents attached hereto.  A copy of the form of purchase agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.  A copy of the placement agent agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

Item 3.03 Material Modifications to Rights of Security Holders.

Increase in Authorized Shares

On October 19, 2015, the Company filed with the Department of Assessments and Taxation of the State of Maryland (the “Maryland Department”) an amendment (the “Articles of Amendment”) to the Company’s Articles of Incorporation (the “Articles”) to increase the Company’s authorized shares of common stock, par value $0.10 per share (“Common Stock”), by 22,000,000 shares.  As a result of this amendment, the Company’s total authorized shares were increased from 48,663,800 shares (classified as 42,000,000 shares of Common Stock, 3,663,800 shares of Series A Preferred Stock and 3,000,000 shares of excess stock, par value $0.10 per share (“Excess Stock”)) to 70,663,800 shares (classified as 64,000,000 shares of Common Stock, 3,663,800 shares of Series A Preferred Stock and 3,000,000 shares of Excess Stock).  The foregoing description of the Articles of Amendment is qualified in its entirety by reference to the Articles of Amendment, a copy of which is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Reclassification of Two Million Shares of Common Stock as Shares of Series B Preferred Stock

On October 19, 2015, after the filing of the Articles of Amendment, the Company also filed with the Maryland Department Articles Supplementary (the “Articles Supplementary”) (i) setting forth the rights, preferences and terms of the Series B Preferred Stock and (ii) reclassifying and designating 2,000,000 shares of the Company’s authorized and unissued shares of Common Stock as shares of Series B Preferred Stock.  The reclassification decreased the number of shares classified as Common Stock from 64,000,000 shares immediately prior to the reclassification (taking into account the Articles of Amendment) to 62,000,000 shares immediately after the reclassification.  The foregoing description of the Articles Supplementary is qualified in its entirety by reference to the Articles Supplementary, a copy of which is filed as Exhibit 3.2 to this Form 8-K and incorporated herein by reference.

After giving effect to the filing of the Articles of Amendment and the Articles Supplementary on October 19, 2015, the authorized capital stock of the Company consists of 70,663,800 shares, classified as 62,000,000 shares of Common Stock, 3,663,800 shares of Series A Preferred Stock, 2,000,000 shares of Series B Preferred Stock, and 3,000,000 shares of Excess Stock.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 above with respect to the Articles of Amendment and the Articles Supplementary is incorporated in this Item 5.03 in its entirety.

Item 7.01 FD Disclosure.

The Company issued a press release concerning the offering of the Series B Preferred Stock on October 15, 2015.  This press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Placement Agent Agreement dated October 15, 2015 by and between UMH Properties, Inc. and CSCA Capital Advisors, LLC.

3.1	Articles of Amendment.

3.2	Articles Supplementary.

5.1	Opinion of Stroock & Stroock & Lavan LLP.

8.1	Tax Opinion of Stroock & Stroock & Lavan LLP.

10.1	Form of Purchase Agreement.

23.1	Consent of Stroock & Stroock & Lavan LLP (included in Exhibits 5.1 and 8.1).

99.1	Press Release dated October 15, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2015	UMH PROPERTIES, INC.

	By:	/s/ Anna T. Chew
Name: Anna T. Chew
Title: Vice President, Chief Financial Officer and Treasurer

Exhibit Index

1.1	Placement Agent Agreement dated of October 15, 2015 by and between UMH Properties, Inc. and CSCA Capital Advisors, LLC.

3.1	Articles of Amendment.

3.2	Articles Supplementary.

5.1	Opinion of Stroock & Stroock & Lavan LLP.

8.1	Tax Opinion of Stroock & Stroock & Lavan LLP.

10.1	Form of Purchase Agreement.

23.1	Consent of Stroock & Stroock & Lavan LLP (included in Exhibits 5.1 and 8.1).

99.1	Press Release dated October 15, 2015.